UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2024

THE CHEFS’ WAREHOUSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35249	20-3031526
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 East Ridge Road

Ridgefield, Connecticut 06877

(Address of principal executive offices)

Registrant’s telephone number, including area code: (203) 894-1345

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	CHEF	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2024 Annual Meeting of stockholders of The Chefs’ Warehouse, Inc. (the “Company”) held on May 10, 2024 (the “2024 Annual Meeting”), a total of 37,349,450 shares of common stock, representing 93.82% of the 39,809,094 shares of common stock outstanding and entitled to vote as of the record date for the 2024 Annual Meeting, were present or represented by proxies. The Company’s stockholders voted on four proposals at the 2024 Annual Meeting. The results of voting on the four proposals, including final voting tabulations, are set forth below.

1. The stockholders elected Ivy Brown, Joseph Cugine, Steven F. Goldstone, Aylwin Lewis, Katherine Oliver, Lester Owens, Christopher Pappas, John Pappas, Richard N. Peretz, Debra Walton-Ruskin and Wendy M. Weinstein to serve as directors to hold office until the annual meeting of stockholders to be held in 2025 and until their successors are duly elected and qualified.

Nominee	For	Against	Abstain	Broker Non-Votes
Ivy Brown	34,873,171	149,024	33,726	2,293,529
Joseph Cugine	34,627,277	396,443	32,201	2,293,529
Steven F. Goldstone	34,892,850	130,650	32,421	2,293,529
Aylwin Lewis	34,128,714	894,786	32,421	2,293,529
Katherine Oliver	34,770,752	252,992	32,177	2,293,529
Lester Owens	34,961,463	62,037	32,421	2,293,529
Christopher Pappas	34,751,285	272,381	32,255	2,293,529
John Pappas	33,724,246	1,296,327	35,348	2,293,529
Ricard N. Peretz	34,967,359	56,131	32,431	2,293,529
Debra Walton-Ruskin	35,009,263	14,237	32,421	2,293,529
Wendy M. Weinstein	34,967,668	55,833	32,420	2,293,529

2. The stockholders approved the ratification of the selection of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 27, 2024.

For	Against	Abstentions	Broker Non-Votes
37,224,719	84,544	40,187	NA

3. The stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as described in the Company’s definitive proxy statement filed on Schedule 14A with the Securities and Exchange Commission on March 27, 2024 (the “2024 Proxy Statement”).

For	Against	Abstentions	Broker Non-Votes
32,677,468	2,318,112	60,341	2,293,529

4. The stockholders voted on a non-binding, advisory basis, on the frequency (once every one year, two years or three years) that stockholders of the Company will have a non-binding, advisory vote on the compensation of the Company’s named executive officers, as described in the 2024 Proxy Statement.

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
33,857,141	3,082	1,136,746	58,952	NA

Consistent with the recommendation of the board of directors, a majority of the votes cast by stockholders voted to hold future advisory votes on executive compensation on an annual basis. In light of the foregoing, the Company currently intends to hold future advisory votes on executive compensation every year. The next required vote on the frequency of future advisory votes on executive compensation is scheduled to occur at the Company’s 2030 annual meeting of stockholders.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHEFS’ WAREHOUSE, INC.

By:	/s/ Alexandros Aldous
Name:	Alexandros Aldous
Title:	General Counsel, Corporate Secretary, Chief Government Relations Officer & Chief Administrative Officer

Date: May 14, 2024